Exhibit 99.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                                  SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shoe Carnival, Inc. (the "Company") on Form 10-Q for the period ending May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Lemond, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark L. Lemond
------------------
President and
Chief Executive Officer
June 11, 2003



A signed original of this written statement required by Section 906 has been provided to Shoe Carnival, Inc. and will be retained by Shoe Carnival, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.